UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 2007
                                                          -------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


        North Carolina                   0-12781                  56-1001967
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     The board of directors of Culp, Inc. (the "Company") took action to appoint Thomas B. Gallagher, Jr. as Corporate Controller, Assistant Treasurer and Assistant Secretary (principal accounting officer) of the Company, which appointment was effective June 19, 2007 and publicly announced June 25, 2007. Mr. Gallagher, age 35, joined the Company in January 2005 as assistant controller. Prior to joining the Company he was audit senior manager with the accounting firm of BDO Seidman. He is a certified public accountant and a graduate of Virginia Polytechnic and State University. A press release issued by the Company on June 25, 2007 to disclose these changes is included in this filing as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

    Exhibit 99.1 - Press Release dated June 25, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007

                                                     Culp, Inc.

                                                     By:   /s/ Kenneth M. Ludwig
                                                           ---------------------
                                                           Kenneth M. Ludwig
                                                           Senior Vice President

                                  EXHIBIT INDEX


 Exhibit Number                      Exhibit
 --------------                       -------

     99.1               Press Release dated June 25, 2007